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                                                                  EXHIBIT 10.63


                     MEMORANDUM OF REBORROWING OF PRINCIPAL

     This Memorandum of Reborrowing of Principal ("Memorandum") is entered into as of the 6th day of March, 2002, by and between DSI Toys, Inc. ("DSI"), a Texas corporation, and MVII, LLC ("MVII"), a California limited liability company.

                                    RECITALS

A. A Promissory Note dated January 7, 2000, in the original principal amount of $5,000,000.00 (the "Original Principal") was executed by DSI payable to the order of MVII (the "MVII Note"). The current principal balance of the MVII Note is $3,850,000.00.

B. DSI desires to reborrow up to $600,000.00 of the Original Principal that has been paid on the MVII Note. MVII desires to re-loan such amount to DSI.

C. The Loan and Security Agreement dated February 2, 1999, as amended from time to time, (the "Loan Agreement") by and between DSI and Sunrock Capital Corp., a Delaware corporation ("Sunrock") sets forth, in Section 9.9(c), that "Borrower shall be permitted to reborrow principal amounts paid on the MVII Note from time to time, PROVIDED, THAT, the outstanding principal amount of the MVII Note shall not exceed the original principal amount of the MVII Note; PROVIDED, FURTHER, THAT, the stated interest rate of such indebtedness shall not be increased, the frequency of payments shall not be increased and the principal amount of the MVII Note, as increased from time to time, shall be payable no more frequently than monthly or in amounts greater than the amounts permitted by clause (ii) (B) above. Borrower shall promptly provide written notice to Lender of an increase in the outstanding principal amount of the MVII Note pursuant to the authority granted in this
     SECTION 9.9(C)."

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1. As of March 6, 2002, DSI shall reborrow from MVII, and MVII shall re-loan to DSI, a sum up to $600,000.00 (the "Reborrowed Amount"), representing DSI's reborrowing of a portion of the Original Principal that was previously paid by DSI to MVII in accordance with the MVII Note. The Reborrowed Amount is loaned pursuant to all the terms and obligations set forth in the MVII Note, and shall be added to the existing principal balance of the MVII Note.

2. The parties acknowledge that the Reborrowed Amount is subject to the terms and conditions of the MVII Note, as well as all the terms and conditions of that certain Subordination

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     Agreement dated January 7, 2000, by and among E. Thomas Martin, MVII and
     Sunrock, together with any and all amendments thereto.

3. DSI represents and warrants to MVII that all conditions to DSI's right to borrow the Reborrowed Amount, including but not limited to those set forth in the Loan Agreement, have been satisfied.

4. The parties agree that they will execute such other instruments and documents as are or may become necessary to carry out the intent and purpose of this Memorandum, and/or to evidence DSI's indebtedness to MVII for the Reborrowed Amount.

     IN WITNESS WHEREOF, this Memorandum has been duly executed in triplicate originals as of the day and date first written hereinabove.

                                               DSI TOYS, INC.

                                               By: /s/ ROBERT L. WEISGARBER
                                                  ---------------------------
                                                  Robert L. Weisgarber
                                                  CFO

                                               MVII, LLC

                                               By: /s/ E. THOMAS MARTIN
                                                  ---------------------------
                                                  E. Thomas Martin
                                                  Manager

     Acknowledged this _____ day of March, 2002.

                                               SUNROCK CAPITAL CORP.

                                               By: /s/ Y. RENEE' HANNAH
                                                  ---------------------------

                                               Name:   Y. RENEE' HANNAH
                                                    -------------------------

                                               Title:  Account Executive
                                                     ------------------------